UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 13, 2015

Global Digital Solutions, Inc.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-26361	22-3392051
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 South Flagler Drive, Suite 800 West
West Palm Beach, Florida 33401
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (561) 515-6163

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01. Changes in Control of Registrant

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of May 13, 2016, Richard J. Sullivan resigned as Chief Executive Officer and Chairman of the Board of Directors of Global Digital Solutions, Inc. (the “Company”).

Effective as of May 13, 2016, Stepahnie C. Sullivan and Arthur F. Noterman resigned from the Board of Directors of Global Digital Solutions, Inc. (the “Company”).

Effective as of May 14, 2016, Edwin G. Wang resigned from the Advisory Board of Global Digital Solutions, Inc. (the “Company”).

Effective as of May 13, 2016, the Company appointed William J. Delgado, currently the Company’s Executive Vice President, as its Chief Executive Officer and Chairman of the Board of Directors of Global Digital Solutions, Inc. (the “Company”). Mr. Delgado previously served as the Company’s Chief Executive Officer and Chairman of the Board of Directors from August of 2004 through August of 2013.iod August

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2016	By:	/ s/Richard Sullivan
Richard Sullivan
Chief Executive Officer